SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: November 25, 1996




                        Desert Springs Acquisition Corp.

                      formerly Bartel Financial Group, Inc.
             (Exact name of Registrant as specified in its charter)




                       Commission File Number: 33-12029-D



Colorado                                                              84-1043258
(Jurisdiction of Incorporation)             (I.R.S. Employer Identification No.)

5160 South Valley View, Suite 106, Las Vegas NV                            89118
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (702) 739-6552


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                     Item 1. Change of Control of Registrant

                                      None.

                  Item 2. Acquisition or Disposition of Assets

                                      None.

                       Item 3. Bankruptcy or Receivership

                                      None.

              Item 4. Changes in Registrant's Certifying Accountant

                                      None.


                              Item 5. Other Events

     On July 11, 1995, as previously reported pursuant to authority granted by shareholders at the Special Shareholders Meeting of October 28, 1994, the Board of Directors had resolved as follows: The Officers were empowered and directed to grant to Glenneyre Capital Corporation and option to acquire 200,000,000 shares of new investment common stock at $0.0001/share or $20,000.00, and further that the proceeds thereof shall be placed into an Attorney Escrow to be drawn upon for expenses of the reorganization of the Issuer.

     Since that time, that Option has expired unexercised, and has not been renewed. As a result, that option is of no further force or effect.


                    Item 6. Changes of Registrant's Directors

                                      None

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, this Form 8-K Report has been signed below by the following person on behalf of the Registrant and in the capacity and on the date indicated.


November 25, 1996


                        Desert Springs Acquisition Corp.
                             A COLORADO CORPORATION


                                       by




                               /s/ William Stocker
                              ---------------------

                                 William Stocker
                                 GENERAL COUNSEL



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